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                          VAN KAMPEN AMERICAN CAPITAL

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 4, 1997

    Statement of Additional Information dated April 30, 1997, as previously supplemented on July 21, 1997
                           VKAC U.S. Government Fund

Pursuant to the Fund's Statement of Additional Information, the Fund's Class A shares may be purchased at net asset value under certain defined circumstances by certain classes or groups of investors. In order to qualify, such investors must provide assurance that the purchase is made only for investment purposes and that the shares will not be resold except through redemption by the Fund. As of August 4, 1997, item number seven, under the Section "Purchase of Shares -- Class A Shares -- Other Purchase Programs" shall be omitted from the list of NAV Purchase Options and the remaining items shall be renumbered accordingly. As stated in the Fund's Statement of Additional Information, the Fund reserves the right to amend or terminate the terms of offering shares of the Fund at net asset value at any time.